UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 6, 2017

Hines Global REIT II, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 6, 2017, Hines Global REIT II, Inc. (“Hines Global II”), through two wholly-owned subsidiaries of its operating partnership, acquired Rookwood Commons and Rookwood Pavilion, two contiguous shopping centers located in Cincinnati, Ohio (collectively referred to as “Rookwood”). CLP-SPF Rookwood Commons, LLC and CLP-SPF Rookwood Pavilion, LLC (collectively referred to as the “Sellers”), are not affiliated with Hines Global II or its affiliates.

Rookwood Pavilion was built in 1993 and Rookwood Commons was built in 2000. Rookwood consists of 600,071 square feet that is, in the aggregate, 97% leased to 73 tenants.

The contract purchase price for Rookwood was $190.0 million, exclusive of transaction costs and working capital reserves. Hines Global II funded the acquisition using proceeds from its public offering, an advance under its credit facility with Hines Interests Limited Partnership (“Hines”), an affiliate of Hines Global II, and the assumption of two existing secured mortgage facilities from a third party totaling $96.0 million (see item 2.03 below). The credit facility with Hines was described in Hines Global II’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 19, 2014 and December 16, 2016.

The estimated going-in capitalization rate for Rookwood is approximately 6.0%. The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenants will perform under their lease agreements during the next 12 months and assumptions related to leasing vacant space.

The terms of the acquisition of Rookwood are set forth in the Agreement of Purchase and Sale, dated as of September 16, 2016, by and between the Sellers and HGREIT II Edmonson Road LLC and HGREIT II Madison Road LLC filed as Exhibit 10.28 to Hines Global II’s Post-Effective Amendment No. 10 to Hines Global II’s Registration Statement filed with the SEC on October 5, 2016 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 6, 2017, two wholly-owned subsidiaries of Hines Global II’s operating partnership (the “Hines Global II Entities”), entered into two loan assumption and modification agreements (the “Loans”), with Nationwide Life Insurance Company (“Nationwide”) and with each of the Sellers. Pursuant to the Loans, the Hines Global II Entities assumed two secured mortgage facilities with a combined original principal amount of $96.0 million. Nationwide is not affiliated with Hines Global II or its affiliates. The Loans are secured by first priority liens on Hines Global II’s interest in Rookwood and assignments of all of its leases and rents and the personal property on the premises of Rookwood.

Interest accrued on the unpaid principal balance of the first secured mortgage facility is due and payable on the first day of each month commencing in February 2017. The first secured mortgage facility has a fixed interest rate of 2.87% and matures on July 1, 2020. The first secured mortgage facility may be prepaid in full, subject to certain conditions, including but not limited to providing 30 days’ advance written notice to Nationwide and the payment of a prepayment premium.

Additionally, interest accrued on the unpaid principal balance of the second secured mortgage facility is due and payable on the first day of each month commencing in February 2017. The second secured mortgage facility has a fixed interest rate of 3.13% and matures on July 1, 2020. The second secured mortgage facility may be prepaid in full, subject to certain conditions, including but not limited to providing 30 days’ advance written notice to Nationwide and the payment of a prepayment premium.

The Loans contain various customary events of default, with corresponding grace periods, including, without limitation, payment defaults and bankruptcy-related defaults. In addition, the Loans contain events of default in certain limited circumstances related to the termination of the advisory agreement among Hines Global II, its operating partnership and Hines

Global REIT II Advisors LP. The Loans also contain customary financial and other covenants, including, without limitation, covenants regarding the debt service coverage ratio, failure to maintain a property management agreement, limitations on the incurrence of debt and other customary covenants which are more fully described therein. Upon the occurrence of an event of default under the Loans, Nationwide may declare all sums owed under the Loans immediately due and payable. Hines Global II’s liability under the Loans and the related loan documents is limited to Hines Global II’s interest in Rookwood, including its leases and rents and the personal property on its premises.

The foregoing descriptions of the Loans do not purport to be complete in scope and are qualified in their entirety by the full text of the Loans and the notes for the two secured mortgage facilities assumed by Hines Global II pursuant to the Loans, which are filed with this Current Report on Form 8-K as Exhibits 10.2, 10.3, 10.4 and Exhibit 10.5, respectively.

Item 7.01 Regulation FD Disclosure.

On January 9, 2017, Hines issued a press release relating to Hines Global II’s acquisition of Rookwood. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(a) and (b) Financial Statements of Business Acquired and Pro Forma Financial Information.

To be filed by amendment. The registrant hereby undertakes to file the financial statements required to be filed in response to this item on an amendment to this Current Report on Form 8-K no later than March 24, 2017.

(d) Exhibits:

10.1
Agreement of Purchase and Sale, dated as of September 16, 2016, by and between CLP-SPF Rookwood Commons, LLC and CLP-SPF Rookwood Pavilion, LLC and HGREIT II Edmonson Road LLC and HGREIT II Madison Road LLC (filed as Exhibit 10.28 to Hines Global II’s Post-Effective Amendment No. 10 to the Registration Statement on October 5, 2016 and incorporated by reference herein)

10.2	Open End Mortgage and Security Agreement dated as of April 1, 2015 by and between Nationwide Life Insurance Company, as Lender, and CLP-SPF Rookwood Commons, LLC, as Borrower
10.3	Open End Mortgage and Security Agreement dated as of July 1, 2013 by and between Nationwide Life Insurance Company, as Lender, and CLP-SPF Rookwood Pavilion, LLC, as Borrower
10.4
Assumption and Modification Agreement dated as of January 6, 2017, by and between Nationwide Life Insurance Company, as Lender, CLP-SPF Rookwood Pavilion LLC, as Original Borrower, and HGREIT II Madison Road LLC, as Borrower

10.5
Assumption and Modification Agreement dated as of January 6, 2017, by and between Nationwide Life Insurance Company, as Lender, CLP-SPF Rookwood Commons LLC, as Original Borrower, and HGREIT II Edmondson Road LLC, as Borrower

99.1	Press Release of Hines, dated January 9, 2017

Statements in this Current Report on Form 8-K, including but not limited to intentions, beliefs, expectations or projections relating to the estimated going-in capitalization rate for the property described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, tenant performance, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the ability and willingness of the current tenants to continue to make rental payments pursuant to their lease agreements and other risks described in the “Risk Factors” section of Hines Global II’s Annual Report on Form 10-K for the year ended December 31, 2015, as updated by its other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

January 9, 2017	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Exhibit Index

10.1
Agreement of Purchase and Sale, dated as of September 16, 2016, by and between CLP-SPF Rookwood Commons, LLC and CLP-SPF Rookwood Pavilion, LLC and HGREIT II Edmonson Road LLC and HGREIT II Madison Road LLC (filed as Exhibit 10.28 to Hines Global II’s Post-Effective Amendment No. 10 to the Registration Statement on October 5, 2016 and incorporated by reference herein)

10.2	Open End Mortgage and Security Agreement dated as of April 1, 2015 by and between Nationwide Life Insurance Company, as Lender, and CLP-SPF Rookwood Commons, LLC, as Borrower
10.3	Open End Mortgage and Security Agreement dated as of July 1, 2013 by and between Nationwide Life Insurance Company, as Lender, and CLP-SPF Rookwood Pavilion, LLC, as Borrower
10.4
Assumption and Modification Agreement dated as of January 6, 2017, by and between Nationwide Life Insurance Company, as Lender, CLP-SPF Rookwood Pavilion LLC, as Original Borrower, and HGREIT II Madison Road LLC, as Borrower

10.5
Assumption and Modification Agreement dated as of January 6, 2017, by and between Nationwide Life Insurance Company, as Lender, CLP-SPF Rookwood Commons LLC, as Original Borrower, and HGREIT II Edmondson Road LLC, as Borrower

99.1	Press Release of Hines, dated January 9, 2017